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                                                                   Exhibit 10.17

                   FIRST AMENDMENT TO PRIME VENDOR AGREEMENT

     The First Amendment to Prime Vendor Agreement (the "First Amendment") is by and between The Pharmacy Cooperative formerly known as Tennessee Pharmacy Purchasing Alliance ("TPC") and D & K Healthcare Resources, Inc. ("D&K").


                                   RECITALS
                                   --------


     A. The Parties entered in that certain prime Vendor Agreement dated as of August 25, 1999 (the "Prime Vendor Agreement").

     B.   The parties now wish to amend the prime Vendor Agreement.

     NOW THEREFORE, the parties agree as follows:

     1. The first sentence of Section 18 Term. of the Prime Vendor Agreement is hereby amended to read as follows:

          "This Agreement shall continue in effect until August 31, 2007, and unless sooner terminated as provided below, shall renew automatically thereafter for successive one (1) year terms, unless written cancellation notice is provided by either party at least thirty (30) days prior to the end of the then current term."

     2. The Prime Vendor Agreement is hereby amended by adding a new Section 32, Support, to read as follows:

          "D & K will provide full service distribution and field support to support the growth of TPC in the states contiguous to markets currently containing Members."



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Confidential portion omitted and filed separately with the Commission.



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     6.   All references in The Prime Vendor Agreement to TPPA and Tennessee
          Pharmacy Purchasing Alliance are hereby deemed to be references to TPC and The Pharmacy Cooperative, respectively.

     7.   This First Amendment shall be effective as of April 1, 2001.
                                                        -------------

     8. In all other respects the provisions of the prime Vendor Agreement, as amended hereby, are expressly ratified and reaffirmed.

          IN WITNESS WHEREOF, this First Amendment has been duly executed by the parties.


D & K HEALTHCARE RESOURCES, INC.           THE PHARMACY COOPERATIVE

By:/s/ Martin D. Wilson   date 3-27-01     By:/s/ Glynn Williams  date 3-19-2001
   ---------------------      --------        -------------------     ----------

Title:  President & COO                     Title: Chairman/CEO
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